                                                                   EXHIBIT 10.14

                                      *** Text Omitted and Filed Separately
                                          Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                          200.83 and 230.406


                  Technology Development and License Agreement
                                 By and Between
                                Intel Corporation
                                       And
                        M4 Labs (dba as PacketVideo) Inc

                                      Dated

                                   21 May 1999



                                                                          Page 1
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This agreement (hereinafter referred to as the or this "Agreement) is entered this 21st day of May, 1999 (hereinafter referred to as the "Effective Date"), by and between INTEL Corporation, a Delaware corporation having a place of business at 5000 W. Chandler Blvd, Chandler, Arizona 85226 ("hereinafter referred to as "INTEL"), and M4 Labs (dba as PacketVideo) Inc. (hereinafter referred to as "PACKETVIDEO"). INTEL and PACKETVIDEO may be referred to herein in the singular or plural as a Party or the Parties.

1.      DEFINITIONS

1.1 "3G Wireless" means wireless the wireless network technology adopted by the International Telecommunications Union (ITU) as its International Mobile Telecommunications 2000 (IMT2000) standard and commonly known as "3G."

1.2 "3G Wireless Terminal" means a portable device based on a real time operating system kernel with embedded functionality that transmits and/or receives data via a 3G Wireless network.

1.3 "Documentation" means manuals and other materials supplied to INTEL by PACKETVIDEO, in any medium, relating to design, maintenance, installation, operation, or training of the PACKETVIDEO 3G Products.

1.4 "Intel's Products" means all microprocessors manufactured by or for Intel and sold by Intel through its distribution channels.

1.5 "Object Code" means computer-programming code in machine-readable and machine-executable form.

1.6 "PACKETVIDEO 3G Development Tools" means the portion of the PACKETVIDEO 3G Products, including tools, libraries, sample code and other similar development-related items which are necessary to incorporate and embed the PACKETVIDEO 3G Run-Time Software in INTEL Products.

1.7 "PACKETVIDEO 3G Products" shall mean all of the PACKETVIDEO 3G Products which are defined in Exhibit A, including without limitation the PACKETVIDEO 3G Development Tools and PACKETVIDEO 3G Run-Time Software," and future products from PACKETVIDEO for use in 3G Wireless Terminals [...***...] together with copies of any and all design or development notes associated therewith.

1.8 "PACKETVIDEO 3G Run-Time Software" means the portion of the PACKETVIDEO 3G PRODUCTS which are necessary to deliver 3G Wireless functionality to the user.

1.8     "Software" means computer-programming code [...***...].

1.10    [...***...].

1.11 "Updates and Enhancements" means all modifications, improvements, or additions to PACKETVIDEO 3G Products that correct such product or enhance such product's functionality, and new releases of such product made available by PACKETVIDEO to at least two other third parties [...***...] together with copies of any and all design or development notes.


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2.      RESPONSIBILITIES OF THE PARTIES

2.1 PACKETVIDEO will optimize PACKETVIDEO 3G PRODUCTS for INTEL Products in accordance with the Statement of Work set forth in Exhibit D

2.2 PACKETVIDEO will deliver to INTEL the PACKETVIDEO 3G Development Tools and PACKETVIDEO 3G Run-Time Software, and all Updates and Enhancements thereof in a condition readily useable by an individual reasonably skilled in the technology, together with a Certificate of Originality in the format set forth in Exhibit E for each PACKETVIDEO 3G Products, including each Update and Enhancement thereof, delivered to INTEL. Failure by PACKETVIDEO to deliver Certificates of Originality shall be deemed for purposes of warranties set forth in Section 7.4 that such PACKETVIDEO 3G Product is delivered free of any third-party software or content. Intel may accept or reject the PACKETVIDEO 3G Products, but will notify PACKETVIDEO of rejection of the PACKETVIDEO 3G Products, Updates and Enhancements, or any portion thereof, and the reasons therefore, within a reasonable time following receipt from PACKETVIDEO. The PACKETVIDEO 3G Product may be deemed accepted by INTEL if distributed by INTEL before written notice of rejection.

2.3     [...***...].

2.4 If PACKETVIDEO releases alpha or beta version of the PACKETVIDEO 3G Products, or any Update and Enhancement thereof, it will deliver the alpha or beta versions to INTEL within a reasonable time following internal release, but in no event later than delivered by PACKETVIDEO to its most favored customer.

2.5 PACKETVIDEO will use commercially reasonable efforts to improve PACKETVIDEO 3G Products to match advances in computing technology in accordance with INTEL's reasonable product plans. [...***...].

2.6 Without limiting the foregoing, PACKETVIDEO will support reasonable customization and engineering support requests by INTEL and INTEL's customers at least as well as it supports such requests from its other customers. INTEL acknowledges that such support, which may include, without limitation porting to additional real time operating systems, supporting a particular I/O interface and/or modifications to the user interface, will be provided on a fee-for-service ("NRE") basis. Prior to undertaking such customization or engineering activity, PACKETVIDEO and INTEL will agree in writing upon the terms under which such activity will be conducted as an amendment to this Agreement. As a minimum, PACKETVIDEO agrees that all Intellectual


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        property developed by PACKETVIDEO under contract and the medium of expression thereof will, at INTEL's option and sole discretion, be owned by INTEL or licensed to INTEL under terms no less restrictive than the terms of this Agreement.

2.7 INTEL and PACKETVIDEO shall engage in the collaborative marketing activities set forth in Exhibit B.

3.      LICENSE GRANTS AND TERMS

3.1 PACKETVIDEO grants to INTEL a [...***...] license, [...***...] under copyrights, trade secrets, patents or other intellectual property rights in PACKETVIDEO 3G Products which PACKETVIDEO owns or has authority to grant licenses of the scope set forth herein to use, copy, have copied, create derivatives of, perform, display, translate the PACKETVIDEO 3G Development Tools and all Updates and Enhancements thereof, for Intel product development, internal and external training, and customer demonstration purposes.

3.2 PACKETVIDEO grants to INTEL a [...***...] license, [...***...] under copyrights, trade secrets, patents, or other intellectual property rights in PACKETVIDEO 3G Products which PACKETVIDEO owns or has authority to grant licenses of the scope set forth herein to use, make, have made, sell, offer to sell, import, distribute or otherwise transfer PACKETVIDEO 3G Run-Time Software, and all Updates and Enhancements thereof, together with any derivative or modification thereof created by INTEL pursuant to the license grant in Section 3.1 of this Agreement, in Object Code format, directly or indirectly to customers, for with or as part of Intel Products.

3.3 PACKETVIDEO grants to INTEL a [...***...] license, [...***...] in accordance with Section 3.3 below, under copyrights for any works of authorship embodied in the Documentation which PACKETVIDEO owns or has authority to grant licenses of the scope set forth herein to copy, have copied, create derivatives of, modify, distribute the Documentation and copies and derivatives thereof, in whole or in part, by any means now known or developed in the future, for with or as part of Intel Products.

3.4     [...***...].

3.5 PACKETVIDEO waives on its behalf and on behalf of its subcontractors, vendors, and consultants any and all moral rights in the PACKETVIDEO 3G Products and Documentation.

3.6 INTEL may sublicense its rights under Section 3.1, 3.2, , 3.3, [...***...] above to contractors performing services on behalf INTEL or to customers or other entities, subject to the following restrictions:
        (a) Object Code sublicenses shall be granted in conjunction with the sale or licensing of INTEL Products or licensed designs thereof. [...***...].


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        [...***...].

3.7     [...***...].

3.8 PACKETVIDEO may place legitimate copyright notices in and on the PACKETVIDEO 3G Products and on any Documentation (or such other place as INTEL and PACKETVIDEO may agree in writing) delivered to INTEL pursuant to this Agreement. INTEL may cause such copyright notice not to be displayed on screen where, in its reasonable discretion, such removal is necessary to facilitate sale of INTEL Products to a third party.

3.9 Notwithstanding any other provision hereof and without limiting the obligations of contractors with respect to confidentiality under Section 3.6, either Parties access to trade secrets of the under this Agreement shall not create any obligation on the part of INTEL to limit or restrict the assignment of its employees or contractors. Nothing in this Agreement shall be construed as preventing employees or contractors of either Party or contractors who have had access to such trade secrets from drawing upon or using any skills, knowledge, talent or experience of a general nature acquired by them in the course of working with such trade secrets. This Agreement does not preclude either Party from evaluating, acquiring from third parties not a party to this Agreement, or independently developing, marketing similar technologies or products, or making and entering into similar arrangements with other companies.

3.10 PACKETVIDEO agrees to license to Intel any other PACKETVIDEO product under commercially reasonable terms and conditions, provided such terms and conditions, including price, are as favorable as those offered by PACKETVIDEO to any third party at similar volumes, either individually or as part of product quantity bundle.

3.11 Except as may be expressly set forth in this Agreement, neither Party acquires any right, title and interest in intellectual property of the other, express, implied, or by estoppel.

4.      OWNERSHIP

4.1 Subject to the licenses granted to INTEL pursuant to this Agreement, and except as set forth in Section 2.4 above, PACKETVIDEO or PACKETVIDEO's suppliers shall have exclusive right, title, and interest in all intellectual property, including, without limitation, patents, copyrights, trade secrets and other types or forms of intellectual property, in and to Software developed, authored, or created by PACKETVIDEO or PACKETVIDEO's Suppliers.

4.2 INTEL or its suppliers shall have exclusive right, title, and interest in all intellectual property, including, without limitation, patents, copyrights, trade secrets and other types or forms of intellectual property, in and to Software developed, authored, or created by INTEL or its Suppliers.

4.3 Unless otherwise agreed in writing, the Parties shall jointly own, without rights of accounting, any intellectual property developed with the significant participation of both Parties, their contractors, and employees. The Parties may, in their discretion, share equally in the costs of prosecuting any patent on jointly owned intellectual property. However, if either Party elects not to share in such costs, the other Party may proceed with prosecution at its sole expense, provided that it gives both Parties attribution as joint inventors and patent owners in its patent application. Each Party agrees to give the other reasonable assistance with patent prosecution and keep the other reasonably informed as to the status of the prosecution efforts.


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5.      COMPENSATION

5.1 Intel will pay to PACKETVIDEO [...***...]. The Parties shall meet periodically, not less than once each calendar year, during the term of this Agreement to discuss the foregoing royalty in good faith and in light of market conditions, product advancements, inflation or deflation in the overall economy, etc. Upon mutual agreement, the Parties shall amend this Agreement in writing to set forth the new royalty. In the absence of an Agreement to so amend, the then-current royalty shall continue in effect until the next such meeting of the Parties.

5.2     [...***...].

5.3 Notwithstanding anything in this Section 5 to the contrary, the first [...***...] copies of PACKETVIDEO 3G Products actually sold, distributed or otherwise transferred by INTEL pursuant to the license grant set forth in Section 3.2 of this Agreement for revenue and all updates and enhancements, alpha copies, beta copies, prototype units, customer evaluation copies, and demonstration copies distributed, sold or otherwise transferred by Intel are exempt from any royalty fees.

5.4 INTEL will make payments for royalties owed PACKETVIDEO under this Agreement quarterly, within [...***...] calendar days following the close of each calendar quarter.

5.5     [...***...].

6.      MAINTENANCE AND SUPPORT OBLIGATION

6.1 At INTEL's written request, PACKETVIDEO will provide support to INTEL for the PACKETVIDEO 3G Products and all Updates and Enhancements thereof according to terms set forth in Exhibit C.

6.2 PACKETVIDEO will provide not less than one training session at PACKETVIDEO's expense to INTEL personnel regarding use, installation, maintenance, and support of the PACKETVIDEO 3G Products and all Updates and Enhancements as requested by INTEL during the term of this Agreement. Additional training will be subject to INTEL's payment to PACKETVIDEO of PACKETVIDEO's standard training fees plus PACKETVIDEO's reasonable incidental expenses.

7.      WARRANTIES:

7.1 Each Party warrants and represents to the other that it has all authority to enter into this Agreement and to perform the obligations hereunder.

7.2 PACKETVIDEO warrants and represents that it has all right, title, and interest and/or license rights in the PACKETVIDEO 3G Products necessary to grant the licenses set forth herein and has not

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        taken any action or suffered any action to be taken with respect to the
        PACKETVIDEO 3G Products which would restrict or affect the rights of INTEL and its sublicensees hereunder.

7.3     [...***...]

7.4 PACKETVIDEO warrants and represents that the information contained in any Certificate of Originality delivered by PACKETVIDEO in the form set forth in Attachment D hereto is current, accurate, and complete as of the Effective Date to the best of its information and belief. Furthermore, PACKETVIDEO warrants and represents that it has used best efforts to verify that the information set forth in Attachment D is current, accurate, and complete as of the Effective Date.

7.5 PACKETVIDEO warrants and represents that any Software as delivered by PACKETVIDEO to INTEL is free of any harmful code, defined for purposes of this Agreement as any computer code, programming instruction, or set of instructions which have been designed with the ability to damage, interfere with, or otherwise adversely affect computer programs, data files, or hardware, without the consent or intent of the computer user, including without limitation, self-replicating and self-propagating programming instructions commonly referred to as viruses and worms. INTEL's remedy with respect to this Section 7.5 will be limited to the warranty remedies set forth in Section 7.6.

7.6 PACKETVIDEO warrants that the PACKETVIDEO 3G Products as delivered by PACKETVIDEO to INTEL and all Updates and Enhancements thereto will substantially perform in accordance with applicable specifications for a period of [...***...] after delivery by Intel of PACKETVIDEO 3G Products, and Updates and Enhancements, to its customers . PACKETVIDEO will, at its own expense, promptly and on a best efforts basis, correct any conditions discovered in the PACKETVIDEO 3G Products that cause such products not to perform in accordance with its Specifications ("Errors") provided that INTEL reports the Errors to PACKETVIDEO in writing. If PACKETVIDEO is unable to correct any Error after best efforts, INTEL may at INTEL's option either (a) correct the Error and collect from PACKETVIDEO its reasonable actual direct costs of doing so or (b) INTEL may receive a refund from PACKETVIDEO; in each case the amount to be paid to INTEL shall not exceed the amount paid or owing to PACKETVIDEO hereunder for the actual number of units of such PACKETVIDEO Software containing such Error.

7.7 PACKETVIDEO warrants that the PACKETVIDEO 3G Products will function without error or interruption related to Date Data from more than one century; all Date Data (whether received from users, systems, applications or other sources) include an indication of century in each instance; and all date output and results, in any form, shall include an indication of century in each instance. As used herein, "Date Data" means any data or input, whether generated within the Item or communicated to it, which includes an indication of or reference to date;

7.8 There will be no disruption in PACKETVIDEO's performance of this Agreement as a result of or due to the date change from and between December, 1999, and January, 2000, nor due to the year 2000 being a leap year.

7.9 EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE PACKETVIDEO PRODUCTS, OR TO UPDATES AND ENHANCEMENTS, OR TO ANY OTHER SOFTWARE OR INFORMATION, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS SECTION 7, AND EACH PARTY EXPRESSLY DISCLAIMS ANY SUCH WARRANTIES, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


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7.8     Nothing contained in this Section 7 shall diminish PACKETVIDEO's obligations of support set forth elsewhere herein.

8.      INDEMNIFICATION

8.1 PACKETVIDEO shall defend, indemnify INTEL and hold INTEL harmless from and against any and all loss, cost, liability and expense (including attorney's fees) arising in any way from any claim made or threatened against INTEL relating to the PACKETVIDEO 3G Products. Licensee's duties under this Section extend to any matters arising out of the alleged infringement by the PACKETVIDEO 3G Products, [...***...].

8.2 INTEL agrees to promptly notify PACKETVIDEO of any such claim and will provide information, assistance, and cooperation in defending the suit or proceeding (at PACKETVIDEO's expense). INTEL agrees to allow PACKETVIDEO the opportunity to control the defense of any suit or proceeding provided PACKETVIDEO permits INTEL to participate in the defense or settlement of the suit or proceeding arising in any way from any claim made or threatened against INTEL relating to the PACKETVIDEO 3G Products. PACKETVIDEO will have no responsibility to indemnify INTEL pursuant to Section 8.1 above for any settlements or judgements entered into or agreed to by INTEL without PACKETVIDEO's participation and prior written consent.

8.3 If the PACKETVIDEO 3G Products, or any portion of the PACKETVIDEO 3G Products, is found to infringe the rights of any third party and its use is enjoined, PACKETVIDEO will, [...***...] either (a) procure for INTEL a license or right to continue to use the PACKETVIDEO 3G Products or the applicable portion of the PACKETVIDEO 3G Products, (b) replace the PACKETVIDEO 3G Products or applicable portion with a non-infringing PACKETVIDEO 3G Products or portion, or (c) modify the PACKETVIDEO 3G Products or infringing portion to become non-infringing.

9.      TERM AND TERMINATION

9.1     Term

        This Agreement will be effective for an initial term of [...***...] unless either Party provides written notice of non-renewal not less than one hundred and eighty (180) calendar days before expiration of the initial term or any subsequent renewal term.

9.2     Termination:


        (a) INTEL may terminate this contract for its convenience at any time upon [...***...] calendar days written notice.

        (b) Either Party shall have the right to terminate this Agreement should the other Party materially default in the performance of any of its obligations [...***...].

9.3     Effect of Termination

        (a) Except as expressly set forth below, Sections 3.8, 3.11, 4, 5, 7, 8, 9, 10, 11 of this Agreement will survive expiration or earlier termination of this Agreement, including termination for material breach by PACKETVIDEO in accordance with Section 9.2(b) above.



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        (b)     In the event of termination of this Agreement by PACKETVIDEO for material breach by INTEL in accordance with Section 9.2(b) above, and except as set forth herein, PACKETVIDEO may revoke the license grants set forth in Section 3 above. Notwithstanding anything in this Section 9.3(c) to the contrary, INTEL may continue to distribute the PACKETVIDEO 3G Products in object code format until its inventory of PACKETVIDEO 3G Products reproduced on diskette or preloaded on INTEL Products is depleted. INTEL may continue to use, copy and create derivatives of the PACKETVIDEO 3G Development Tools [...***...] and may compile and distribute derivatives of the PACKETVIDEO 3G
                Products in object code format as necessary to correct bugs in PACKETVIDEO 3G Products distributed to customers. Revocation shall not affect the rights of INTEL customers under valid sublicenses executed prior to termination of this Agreement.

10.     CONFIDENTIALITY AND NON-DISCLOSURE

10.1 The Parties hereto shall keep the terms of this Agreement confidential and shall not now or hereafter divulge these terms to any third party except:

        (a)     with the prior written consent of the other Party; or

        (b)     to any governmental body having jurisdiction to call therefor;
                or

        (c) subject to (d) below, as otherwise may be required by law or legal process, including to legal and financial advisors in their capacity of advising a party in such matters; or

        (d) during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties and so long as (a) the restrictions are embodied in a court-entered Protective Order and (b) the disclosing Party informs the other Party in writing in advance of the disclosure; or

        (e) in confidence to legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions.

10.2 It may become necessary during the course of this Agreement for one Party to disclose to the other information which the disclosing Party considers confidential ("Confidential Information"). Disclosure of such Confidential Information shall be governed by the terms of a separate Corporate Non-Disclosure Agreement or Restricted Use Non-Disclosure Agreement(s) to be executed by the Parties. PACKETVIDEO acknowledges that INTEL may from time to time request execution of a more restrictive non-disclosure agreement with respect to selected INTEL confidential information.

11      LIMITATION OF LIABILITY

        EACH PARTY'S SOLE LIABILITY HEREUNDER SHALL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES. IN NO EVENT WILL EITHER PARTY ASSUME ANY LIABILITY FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, BUSINESS INTERRUPTIONS, OR LOSS OF USE, IRRESPECTIVE OF WHETHER SUCH PARTY HAS ADVANCE NOTICE OF THE POSSIBILITY OF ANY SUCH DAMAGES. [...***...]. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH ABOVE WERE ESSENTIAL ELEMENTS IN SETTING CONSIDERATION UNDER THIS AGREEMENT.


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12.     GENERAL PROVISIONS

12.1 INTEL and PACKETVIDEO are independent contractors. Nothing in this Agreement will be construed to make INTEL and PACKETVIDEO partners or joint venturers, or to make INTEL and PACKETVIDEO liable for the obligations, acts, or activities of the other.

12.2 This Agreement does not preclude either Party from evaluating or marketing similar products, nor will it be construed as an obligation on either Party's part to market or distribute the PACKETVIDEO 3G Products.

12.3 Any change, modification or waiver to this Agreement must be in writing and signed by an authorized representative of each Party.

12.4 All notices and requests required or made under this Agreement must be in writing and will be deemed given if personally delivered or if mailed postage prepaid, certified or registered mail to the addresses listed on the cover page to this Agreement or to such other address as may be noticed as follows:

        INTEL:                            PACKETVIDEO:

        Intel Corporation                 PacketVideo Corporation
        5000 West Chandler Blvd.          10350 Science Center Drive, Suite 140
        Chandler, AZ 85226                San Diego, CA 92121
        Attn.: Contract
        Management                        Attn: Chief Executive Officer
        M/S: CH6-404

        With copies to:

        Intel Corporation
        2200 Mission College Blvd.
        Santa Clara, CA 95052-8119
        Attn. General Counsel

12.5 Neither Party may assign this Agreement or any portion of this Agreement to any other Party without the other's prior written consent.

12.6 In the event of a conflict between the terms of this Agreement and the following Exhibits, which are incorporated herein by reference, the terms and conditions of this Agreement will prevail:

               Exhibit "A" - PACKETVIDEO 3G Products Descriptions and
                             Specifications
               Exhibit "B" - Marketing Collaboration
               Exhibit "C" - Maintenance and Support Obligations
               Exhibit "D" - Statement of Work
               Exhibit "E" - Certificate of Originality
               [...***...]
               Exhibit "G" - Excluded Technology

12.7 Regardless of which Party may have drafted this Agreement, no rule of strict construction shall be applied against either Party. If any provision of this Agreement is determined by a court to be unenforceable, we will deem the provision to be modified to the extent necessary to allow it to be enforced to the extent permitted by law, or if it cannot be modified, the provision will be severed and deleted from this Agreement, and the remainder of the Agreement will continue in effect.


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11.8    The laws of the State of Delaware, excluding its choice of law provisions shall govern any claim by either Party arising under this Agreement.

11.9 This Agreement is intended to be the entire agreement between us with respect to matters contained herein, and prior or contemporaneous agreements and negotiations with respect to those matters are superseded by this Agreement. Without limiting the foregoing, this Agreement will prevail over the terms and conditions of any shrinkwrap license which may be delivered by PACKETVIDEO with the PACKETVIDEO 3G Products, unless Intel, in its sole discretion, elect to take advantage of more favorable terms in such shrinkwrap license. No waiver of any breach or default shall constitute a waiver of any subsequent breach or default.

AGREED:

INTEL CORPORATION                           M4 LABS (DBA PACKETVIDEO) INC.

/s/  Hans Geyer                             /s/  James Carol
---------------------------------           ---------------------------------
Signature                                   Signature
     Hans Geyer                                  James Carol
---------------------------------           ---------------------------------
Printed Name                                Printed Name
     V.P. Intel                                  CEO
---------------------------------           ---------------------------------
Title                                       Title
     6/30/99                                     5/21/99
---------------------------------           ---------------------------------
Date                                        Date



                                                                         Page 11

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                                   EXHIBIT "A"
             PACKETVIDEO 3G PRODUCTS DESCRIPTION AND SPECIFICATIONS

       SUMMARY OF PACKETVIDEO 3G PRODUCTS: DESCRIPTION AND SPECIFICATIONS

1.  [...***...].

       NOTE: In addition to the foregoing descriptions and specifications, PACKETVIDEO specification sheets in effect at the time of this Agreement or thereafter modified for the PACKETVIDEO 3G Products are hereby incorporated into this Exhibit A by reference.

For more detail on product specifics pursuant to this agreement, please refer to Exhibit D.

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                                   EXHIBIT "B"

                             MARKETING COLLABORATION

MARKETING COLLABORATION SUMMARY

[...***...].


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[...***...].



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[...***...].



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[...***...].



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                                   EXHIBIT "C"

                       MAINTENANCE AND SUPPORT OBLIGATIONS

1. Upon receiving a problem report from INTEL and unless the Parties otherwise agree in writing, PACKETVIDEO shall respond and correct the problem in accordance with the following table:

                                       WRITTEN             PATCH, WORK AROUND,   FORMAL FIX,
                                       ACKNOWLEDGMENT OF   TEMPORARY FIX, BUG    UPDATE FIX,
                                       PROBLEM REPORT      FIX, OR UPDATE        UPGRADE, OR
PRIORITY         DESCRIPTION           DELIVERED TO INTEL  RELEASE               ENHANCEMENT
--------         -----------           ------------------  -------               -----------
Fatal            Condition which is    [...***...]         Constant effort by    Within
                 not an isolated                           highly qualified      [...***...] days
                 incident affecting                        PACKETVIDEO
                 a single                                  personnel until
                 workstation, and                          relief is provided,
                 precludes all                             but not more than
                 useful work from                          [...***...] hours.
                 being done

Severe Impact    Condition which is    [...***...]         Constant effort by    Within
                 not an isolated                           highly qualified      [...***...] days
                 incident affecting                        PACKETVIDEO
                 a single                                  personnel until
                 workstation, and                          relief is provided,
                 precludes one or                          but not more than
                 more major                                [...***...] hours.
                 functions from
                 being performed

Degradation      1) Condition which    [...***...]         [...***...] days      Within
                 disables one or                                                 [...***...] days
                 more non-essential
                 functions
                 2) Condition which
                 precludes all
                 useful work from
                 being done on a
                 single or limited
                 number of
                 workstations

Minimal Impact   Any other condition   [...***...]         [...***...] days      Within
                 which requires                                                  [...***...] days
                 correction


2. INTEL Assistance: To assist PACKETVIDEO in providing the most effective responsiveness to trouble reporting and solution, INTEL will provide access (which at INTEL's option, may be on-site at INTEL) to at least two (2) systems in which the problems can be reproduced (if PACKETVIDEO does not have such systems available), and access to INTEL's hardware and software debugging resources, if PACKETVIDEO so requests.

3. Bug Fixes. If PACKETVIDEO discovers any bugs in the technology delivered to INTEL hereunder, PACKETVIDEO shall report them to INTEL. If PACKETVIDEO creates a bug fix or maintenance release of the related technology, PACKETVIDEO shall make the bug fix available to INTEL no later than it is made available to any third party.



***Confidential Treatment Requested                                      Page 17

                                    EXHIBIT D
                                STATEMENT OF WORK

PACKETVIDEO will optimize certain products to INTEL Products and Silicon as described below. Company will deliver the various optimized products ("Company Deliverables") to INTEL for acceptance testing. INTEL will acceptance test the Company Deliverables as further detailed below and provide Company with notification when the delivered products have passed the acceptance testing.

1. PACKETVIDEO 3G PRODUCTS TO BE OPTIMIZED TO THE INTEL STRONGARM AND DSP 3G ARCHITECTURE PLATFORMS.
PACKETVIDEO will produce embedded multimedia software for the INTEL StrongARM and DSP 3G architectures. The functions and standards supported by this embedded software may change depending upon mass marketing input. In order to ensure interoperability between 3G multimedia terminals, the IMT2000 committee has specified a mandatory protocol stack that must be supported. This protocol stack is a variant of the ITU-T standard H.324, Annex C (generally referred to as H.324/Mobile). The components of this mandatory configuration are outlined below in Table 1.

         PROTOCOL COMPONENT                   STANDARD SPECIFIED
         ------------------                   ------------------

         Overall System Signaling             H.324 Annex C

         Speech Codec                         GSM-AVR

         Video Codec                          H.263 Baseline, (MPEG-4 Preferred)

         Multiplex                            H.223 Annex B

         Control                              H.245 Version 6

           TABLE 1 IMT2000 MINIMUM MANDATORY MULTIMEDIA PROTOCOL STACK


Again, the configuration outlined in Table 1 allows interoperability between different networks and terminals. The preferred configuration, as specified by the 3G Partners Project (3GPP) consortium, calls for MPEG-4 as the video codec. Furthermore, NTT DoCoMo and the Association of Radio Industries and Businesses, ARIB, have specified MPEG-4 as Japans preferred 3G video standard. The embedded software provided by PACKETVIDEO to INTEL will be compliant with the H.324 Annex C multimedia standard, specified in Table 1. It will also support MPEG-4 as the video codec. The actually video codec used in a particular multimedia 3G call will be negotiated during the call set up. The H.324 Annex C system diagram is shown below in Figure 1.

                                  [FLOW CHART]




                      FIGURE 1 H.324 ANNEX C SYSTEM DIAGRAM

In this figure, the MPEG-4 video codec implementation will include the ability to support H.263 Baseline. Support for H.263 Baseline is a feature of MPEG-4. The embedded software developed by PACKETVIDEO will include error resilience technology necessary for a "best in class" wireless multimedia solution. This codec will also include video compression technology necessary for efficient bandwidth usage of a communications channel employing Code Division Multiple Access (CDMA) access technology.

Specifically, the following tasks will be performed in the course of implementing the MPEG-4 video codec:
        -[...***...].

PACKETVIDEO will provide an implementation of the ITU-T standard H.223/M that is optimized for a 3G cellular system. [...***...] The specific tasks to be completed in developing this implementation of H.223/M include:
         -[...***...].



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


[...***...]

The embedded software developed by PACKETVIDEO will include the necessary software interfaces to support both additional user and network interface development.

      PACKETVIDEO will also develop and optimize for the INTEL StrongARM and DSP architectures a 3G handheld videophone / multimedia PDA reference design. A block diagram of this reference device is provided in Figure 2.





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



[...***...].



***Confidential Treatment Requested                                      Page 21

[...***...].




***Confidential Treatment Requested                                      Page 22

[...***...].




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

[...***...].


Progress Review Meetings
Progress towards these milestones will be measured and monitored through a series of meetings attended by representatives of both INTEL and PACKETVIDEO. These meetings will take place on the second Monday of every month. The assigned INTEL Technical Representative and the CTO of PACKETVIDEO will agree upon an agenda four days prior to the next scheduled meeting. The INTEL Technical Representative and the CTO of PACKETVIDEO will distribute this agenda to appropriate persons. The majority of these meetings will be facilitated by phone conferences, while some regular number (TBD) will take place in person at an agreed upon location.

These regularly scheduled meetings may be pre-empted by additional meetings that may be required to accommodate design reviews, technology reviews, etc.



4.  TECHNICAL SUPPORT BY INTEL TO PACKETVIDEO
    The following items will be provided to PACKETVIDEO as technical support during the development of StrongARM and DSP 3G Platforms:

     [...***...].




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

                                   EXHIBIT "E"
                           CERTIFICATE OF ORIGINALITY
              [TO BE COMPLETED BY PACKETVIDEO FOR EACH PACKETVIDEO
                          3G PRODUCTS BEFORE EXECUTION]

This questionnaire must be completed for the PACKETVIDEO 3G Products and Documentation for INTEL.

One questionnaire can cover one complete product, even if that product includes multiple modules. However, a separate questionnaire must be completed for the code and another for its related documentation (if any).

Please do not leave any questions blank. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material.

1. Name of the software material (provide complete identification, including version, release and modification numbers for programs and documentation):

        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------


2. Was the software material or any portion thereof written by any party other than PACKETVIDEO, or PACKETVIDEO's employees working within their job assignment?

               Yes _______     No _______

               If yes, provide the following information:

        (a) Indicate if the whole software material or only a portion thereof was written by such party, and identify such portion:

               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------


        (b) Specify for each involved party:

               (i)    Name:
                      -------------------------------------------------

               (ii)   Company:
                      -------------------------------------------------

               (iii)  Address:
                      -------------------------------------------------

               (iv) If the party is a company, how did it acquire title to the software material (e.g., software material was written by company's employees as part of their job assignment)?

                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      ----------------------------------------------------------

               (v) If the party is an individual, did s/he create the software material while employed by or under contractual relationship with another party?

                      Yes ______      No ______

                      If Yes, provide name and address of the other party and explain the nature of the obligations:

                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      ----------------------------------------------------------


        (c) How did PACKETVIDEO acquire title to the software material written by the other party?

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------

3. Was the software material or any portion thereof derived from any third party's pre-existing materials?


        Yes _______      No _______

        If yes, provide the following information for each of the pre-existing materials:

        (a)     Name of the materials:

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------


        (b)     Owner:

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------


        (c) How did PACKETVIDEO get the right to use the pre-existing material(s)?

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------


4. Identify below, or in an attachment, any other circumstances which might affect INTEL's ability to reproduce and market this software product, including:

        (a)     Confidentiality or trade secrecy of pre-existing materials:

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------

        (b)     Known or possible royalty obligations to others:

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------

        (c) Pre-existing materials developed for another party or customer (including government) where PACKETVIDEO may not have retained full rights to the material:

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------

        (d) Materials acquired from a person or company possibly not having title to them:

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------

        (e)     Other circumstances:

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------

5. Copies of any approved copyright registration forms or filings have been attached hereto.


COMPANY

------------------------------------
Signature


------------------------------------
Printed Name


------------------------------------
Title


------------------------------------
Date

                                    EXHIBIT F


[...***...].




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


[...***...].




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


[...***...].




***Confidential Treatment Requested                                      Page 30

[...***...].




***Confidential Treatment Requested                                      Page 31

[...***...].




***Confidential Treatment Requested                                      Page 32

[...***...].




***Confidential Treatment Requested                                      Page 33

[...***...].





***Confidential Treatment Requested                                      Page 34

[...***...].





***Confidential Treatment Requested                                      Page 35

[...***...].





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

                                   EXHIBIT "G"
                        EXCEPTIONS TO SECTION 8 INDEMNITY

All communication standards have a normative (required) part and a non-normative (optional) part. The PacketVideo 3G Products include many value-added non-normative proprietary elements for which PacketVideo provides the standard intellectual property indemnification set forth in the Agreement to which this Exhibit F is attached, including:

        [...***...]

In performing these value-added non-normative functions, the PacketVideo 3G Products need to represent the final output data in a standard form (i.e. syntax). Although the core functionality contained in the PacketVideo 3G Products is not itself standards-specific, the PacketVideo 3G Products must comply with the normative portions of the standards for interoperability purposes. [...***...] As a result, PacketVideo cannot provide indemnification for the normative portions of the following standards included in the umbrella "3G" standard, as follows:

        1.      [...***...].

        2.      [...***...].

        3.      [...***...].

***Confidential Treatment Requested.                                     Page 37

                [...***...]

        4.      [...***...]

        5.      [...***...]




***Confidential Treatment Request                                        Page 38